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                                                                    EXHIBIT 23.6

                                     CONSENT

To the Board of Directors
First Bancorp
Troy, North Carolina

         I hereby consent to the reference to me as a person nominated to become a director of First Bancorp in the Registration Statement on Form S-4 filed by First Bancorp under the Securities Act of 1933, and in all amendments thereto.



                                                         /s/ Virginia C. Brandt
                                                         ----------------------
                                                         Virginia C. Brandt


April 3, 2000